                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report:           December 6, 1995
Date of earliest
  event reported:         December 6, 1995



                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)



                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                                                   62-0799975
(Commission File Number)                                                        (I.R.S. Employer
                                                                              Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                                   37237-0700
(Address of principal executive offices)                                      (Zip Code)





       Registrant's telephone number, including area code (615) 748-2000

Item 5.          Other Events

                 Included herein as Exhibit 99 are the audited supplemental consolidated financial statements of First American Corporation and Subsidiaries which give retroactive effect to the merger of Heritage Federal Bancshares, Inc. into First American Corporation on November 1, 1995 in a transaction accounted for as a pooling of interest:

                          Supplemental Consolidated Balance Sheets as of
                                  December 31, 1994 and 1993

                          Supplemental Consolidated Statements of Income for
                                  the years ended December 31, 1994, 1993, and
                                  1992

                          Supplemental Consolidated Statements of Changes in
                                  Shareholders' Equity for the Years ended
                                  December 31, 1994, 1993, and 1992

                          Supplemental Consolidated Statements of Cash Flows
                                  for the years ended December 31, 1994, 1993
                                  and 1992

                          Notes to the Supplemental Consolidated Financial
                                  Statements

                          Independent Auditors' Report



Exhibit No.               Description

         23.              Accountants' Consent

         99.              Supplemental Consolidated Balance Sheets as of
                                  December 31, 1994 and 1993

                          Supplemental Consolidated Statements of Income for
                                  the years ended December 31, 1994, 1993, and
                                  1992

                          Supplemental Consolidated Statements of Changes in
                                  Shareholders' Equity for the Years ended
                                  December 31, 1994, 1993, and 1992

                          Supplemental Consolidated Statements of Cash Flows
                                  for the years ended December 31, 1994, 1993
                                  and 1992

                          Notes to the Supplemental Consolidated Financial
                                  Statements

                          Independent Auditors' Report





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FIRST AMERICAN CORPORATION
                                              --------------------------
                                              (Registrant)


Date: December 6, 1995                        /s/   Mary Neil Price
                                              --------------------------------
                                              Name:  Mary Neil Price
                                              Title: Senior Vice President and
                                                     Assistant Secretary





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
                                 EXHIBIT INDEX


Exhibit No:               Description
----------                -----------

23.                       Accountants' Consent

99.                       Supplemental Consolidated Balance Sheets as of December 31, 1994 and 1993

                          Supplemental Consolidated Statements of Income for the years ended December 31,
                                  1994, 1993, and 1992

                          Supplemental Consolidated Statements of Changes in Shareholders' Equity for the
                                  Years ended December 31, 1994, 1993, and 1992

                          Supplemental Consolidated Statements of Cash Flows for the years ended
                                  December 31, 1994, 1993 and 1992

                          Notes to the Supplemental Consolidated Financial Statements

                          Independent Auditors' Report





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